Exhibit 23.1



                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Carolina First Corporation


We consent to the use of our report dated January 22, 1999 included in Carolina First's Annual Report on Form 10-K for the ended December 31, 1998, incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Proxy Statement/Prospectus for the acquisition of Citrus Bank.

                                                       /s/KPMG Peat Marwick LLP
                                                       KPMG Peat Marwick LLP

Greenville, South Carolina
April 30, 1999



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